    As filed with the Securities and Exchange Commission on October 22, 1998

                                                         Exhibit Index on Page 5


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): June 2, 1998


Commission File Number: 1-11954


                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)



                    MARYLAND                                                   22-1657560
(State or other jurisdiction of incorporation)                              (I.R.S. employer
                                                                         identification number)

PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                                  07663
   (Address of principal executive offices)                                     (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEMS 1 - 4.  NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.

Court Approval of Mendik RELP Litigation Settlement

On October 14, 1998, the previously disclosed Settlement Agreement between Vornado Realty Trust ("Vornado") and certain limited partners of Mendik Real Estate Limited Partnership ("Mendik RELP"), a publicly traded limited partnership, was approved by the Supreme Court of the State of New York.

Under the terms of the Settlement Agreement, Vornado will purchase from Mendik RELP (i) the Saxon Woods Corporate Center located in Harrison, New York, (ii) a 60% interest in an office building located at Two Park Avenue, in Manhattan (Vornado already owns the other 40%) and (iii) an office building located at 330 West 34th Street, also in Manhattan (collectively, the "Mendik RELP Properties"). The aggregate purchase price is approximately $104 million, including assumed debt of $39 million on the Two Park Avenue property.

These transactions will be consummated through subsidiaries of Vornado Realty L.P., a limited partnership of which Vornado owns a 92% limited partnership interest at June 30, 1998 and is the sole general partner.

The Settlement Agreement is subject to appeal and will not become final until November 6, 1998; accordingly, there can be no assurance that these transactions will be completed.

Resignation of Bernard H. Mendik

On October 13, 1998, Bernard H. Mendik resigned as Chief Executive Officer of Vornado's Mendik Division and as Co-Chairman of the Board of Trustees of Vornado. Vornado will continue to operate its New York City office business under the Mendik name.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.       Exhibit

99.1 Press release of Vornado Realty Trust, dated October 14, 1998, with respect to the court approval of the settlement between Vornado and certain limited partners of Mendik RELP.

99.2 Press release of Vornado, dated October 13, 1998, with respect to the resignation of Bernard H. Mendik.

ITEMS 8 AND 9.  NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VORNADO REALTY TRUST
                                           (Registrant)



                                       By:  /s/ Irwin Goldberg
                                          -------------------------------------
                                          Name: Irwin Goldberg
                                          Title:  Vice President,
                                                  Chief Financial Officer

Date: October 22, 1998

                                Index to Exhibits



Exhibit No.                         Description
-----------                         -----------
99.1                                Press release of Vornado Realty Trust, dated
                                    October 14, 1998, with respect to the court
                                    approval of the settlement between Vornado
                                    and certain limited partners of Mendik RELP.

99.2                                Press release of Vornado, dated October 13,
                                    1998, with respect to the resignation of Bernard H. Mendik.